SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2003

 BioMarin Pharmaceutical Inc.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26727 (Commission File Number)	68-0397820 (IRS Employer Identification No.)

371 Bel Marin Keys Boulevard, Suite 210, Novato, California (Address of principal executive offices)	94949 (Zip Code)

Registrant's telephone number, including area code:	(415) 884-6700

Not Applicable

        (Former name or former address, if changed since last report) =======================================================================================================================================

Item 5. Other Events.

        On July 7, 2003, BioMarin Pharmaceutical Inc. (the “Registrant”), issued a press release regarding the expected enrollment of patients in Phase 3 clinical trial of Aryplase for the treatment of MPS VI. The Registrant’s press release issued on July 7, 2003 is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

    (a)        Financial Statements of Business Acquired.

                 Not Applicable.

    (b)        Pro Forma Financial Information.

                 Not Applicable.

    (c)        Exhibits.

                 Exhibit 99.1       Press Release of the Registrant dated July 7, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: July 7, 2003	By: /s/ Louis Drapeau Louis Drapeau Chief Financial Officer

EXHIBIT INDEX

Exhibit No.     Description

Exhibit 99.1     Press Release of the Registrant dated July 7, 2003.